UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2020

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PROTEO, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-30728	90-0019065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 253-4155

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

(a)	On March 4, 2020, the U.S. Securities and Exchange Commission (the "Commission") issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Proteo, Inc. (the "Company") is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 2019 as a result of the circumstances set forth below.

After the diagnosis of COVID-19 virus for one of the Company employees, the Company has closed its corporate offices and has requested all employees to work remotely until further notice. Employees affected by such closure include certain of its key personnel responsible for assisting the Company in the preparation of its financial statements. In view of these circumstances, the Company has been unable to timely provide its auditors and accountants with financial records to provide consent, and therefore allow the Company to file a timely and accurate Annual Report on Form 10-K for its year ended December 31, 2019 by the prescribed date without undue hardship and expense to the Company.

Accordingly, in reliance upon the Order, the Company expects to file its Annual Report on Form 10-K no later than 45 days after March 30, 2020.

The Company is adding to the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q the following risk factor:

Our business may suffer from the severity or longevity of the Coronavirus/COVID-19 Global Outbreak. The Coronavirus ("Covid-19") is currently impacting countries, communities, supply chains and markets, as well as the global financial markets. To date, Covid-19 has not had a material impact on the Company, other than as set forth above. However, the Company cannot predict whether Covid-19 will have a material impact on our financial condition and results of operations due to understaffing, disruptions in government spending, among other factors. In addition, at this time we cannot predict the impact of Covid-19 on our ability to obtain financing necessary for the Company to fund its working capital requirements. In most respects, it is too early in the Covid-19 pandemic to be able to quantify or qualify the longer-term ramifications on our business and/or our potential investors.

(b)	The Company is a clinical stage drug development company and has historically relied on government grant funds, as well as proceeds from the sales of the Company’s common and preferred stock, in order to fund its operations. The Company does not expect any further funding under its current grant from the German State of Schleswig-Holstein after the scheduled expiry in the end of April 2020. Due to recent developments, including the impact of the COVID-19 outbreak and disruptions in government spending, the Company is unlikely to receive funding under a new grant. Further, the Company no longer expects to receive further funding pursuant to its current agreement with one of its preferred stockholders. At this time, we cannot predict the impact of Covid-19 on our ability to obtain financing necessary for the Company to fund our working capital requirements. As a result, the Company’s management and the board of directors are currently exploring strategic alternatives in order to meet its operating cash flow requirements. However, there are no assurances that the Company will be successful in implementing a strategic plan in order to address its impending liquidity constraints. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel and physical locations, the anticipated impact of such outbreak on our results of operations, and possible effect of the postponement and cancellation of trade shows and events on our overall revenues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID- 19 outbreak, including on our business activities (including our evaluation of the Company options and if the Company will be able to continue as a going concern if no additional funding is secured in the near term) and levels of business and economic confidence generally. The duration of the COVID-19 outbreak and severity of such outbreak, the pace of recovery following the COVID-19 outbreak, the effect on our ability to implement cost containment and business restructuring strategies; and the adverse effects of the COVID-19 outbreak on our business and the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent quarterly reports on Forms 10-Q and current reports on Form 8-K are uncertain. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Proteo, Inc.

By	/s/ Oliver Wiedow
Name: Oliver Wiedow Title: Chief Executive Officer and Chief Financial Officer

Date:  March 30, 2020

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